Item 1.   Schedule of Investments.

The Registrant invests substantially all of its assets in AIP Absolute Return Fund LDC, which in turn invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund (CIK 0001327228, Investment Company Act file number 811-21767, the “Master Fund”). As of September 30, 2024, the Registrant invested $167,395,055 in the Master Fund, representing 98.85% of the Registrant’s net assets (offset by approximately 1.15% of other assets, less liabilities), and representing 59.31% of the Master Fund’s net assets. The Master Fund has included a schedule of investments as of September 30, 2024, in its filing of Form N-PORT made available on the Securities and Exchange Commission website at http://www.sec.gov.

Notes to Schedule of Investments

Portfolio Valuation

Alternative Investment Partners Absolute Return Fund STS (the “Fund”) is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Absolute Return Fund LDC, which in turn invests substantially all of its assets in the Master Fund. The Fund’s investment in the Master Fund would be considered Level 3 as defined under fair valuation accounting standards. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s schedule of investments. The Fund records its investment in the Master Fund as fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses.